iShares®

iShares Trust

Supplement dated June 21, 2021 (the “Supplement”)

to the Statement of Additional Information (“SAI”) for the iShares Global Tech ETF (IXN),

dated July 31, 2020 (as revised April 19, 2021), and for the iShares U.S. Medical Devices ETF

(IHI), dated July 31, 2020 (as revised June 21, 2021) (each a “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the SAI for each Fund.

The Board of Trustees of iShares Trust has authorized the following stock split for each Fund at the ratios indicated below. The record date for the stock split will be July 14, 2021, and the stock split will be effectuated after the close of trading on July 16, 2021:

Fund Name	Ticker	Forward Split Ratio
iShares Global Tech ETF	IXN	6:1
iShares U.S. Medical Devices ETF	IHI	6:1

The Creation Unit size for each Fund will remain 50,000 shares per unit. Shares of each Fund will begin trading on a split-adjusted basis on July 19, 2021.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.	IS-A-ISPLIT-0621

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE